Exhibit 99.1

IN THE CIRCUIT COURT, FOURTH
JUDICIAL CIRCUIT, IN AND FOR
DUVAL COUNTY, FLORIDA

CASE NO.: 2019-CA-007908
DIVISION: CV-D

BLACK KNIGHT SERVICING
TECHNOLOGIES, LLC,

Plaintiff,

v.

PENNYMAC LOAN SERVICES, LLC

Defendant,

/

MOTION TO CONFIRM ARBITRATION AWARD AND
TO DETERMINE RELIEF IS PUBLIC

I.         Introduction

PennyMac moves to confirm (1) the final arbitration award entered by arbitrator David H. Lichter on January 12, 2024 and (2) the interim award dated November 28, 2023, as corrected on January 3, 2024 (the interim award), which is incorporated into the final award. PennyMac requests judgment be entered consistent with the awards.

Intercontinental Exchange, Inc. (ICE), which acquired Black Knight in September 2023, will not agree to publicly file the entire relief section of the interim award, pages 181 through 184, claiming the injunctive relief imposed against Black Knight (now ICE) is confidential. PennyMac disagrees. There is no legal or contractual basis for concealing the scope and purpose of the injunction, and the public interest strongly favors disclosing this information. The order confirming the award should make the arbitrator's full, unredacted ruling (on pages 181 through 184 of the interim award) immediately part of the final judgment and public record.

There are other portions of the interim award both PennyMac and ICE agree should be sealed at least temporarily under an agreed protective order entered by the arbitrator. Whether to seal those disputed portions will have to be decided by the Court. PennyMac is filing a separate motion pursuant to Florida Rule of Judicial Administration 2.420(e) to address those disputes.

II.        Relevant Background and Award Rulings

Black Knight filed suit in 2019, alleging PennyMac breached the parties' master services agreement (MSA) and violated the Florida Uniform Trade Secrets Act, FLA. STAT. § 688.001, et seq. (FUTSA), during its development of a new mortgage servicing software system called SSE.

PennyMac moved to compel arbitration pursuant to the MSA, which this Court granted over Black Knight's objection that PennyMac waived arbitration by filing separate antitrust and unfair competition claims pursuant to the Sherman Act, 15 U.S.C. § 2, Clayton Act, 15 U.S.C. § 12, et seq., and state unfair competition laws. A copy of the MSA was attached to PennyMac's motion. (See Doc. No. 11 (filed Jan. 6, 2020).) PennyMac joined its claims in the arbitration.

Arbitration commenced on all claims in April 2020. After extensive discovery and a 26- day final hearing, the arbitrator entered a 185-page interim award on November 28, 2023.

An excerpt of the interim award—with a portion of the arbitrator's ruling (on page 183) redacted as ICE insisted—is attached as Exhibit A. A full, unredacted copy will be provided for in camera review in connection with PennyMac's separate motion to determine what if any portions of the interim award should be sealed.

The interim award fully disposed of all substantive issues and claims, leaving only the prejudgment interest and attorneys' fees and costs amounts to be determined. (EX. A at 181-84.)

As to Black Knight's claims, the arbitrator found PennyMac did not violate FUTSA and did not breach the MSA by misappropriating Black Knight's alleged trade secrets, but PennyMac did breach the MSA as to its use of certain Black Knight confidential information. (EX. A at 182- 83.) The arbitrator initially miscalculated Black Knight's damages, but corrected the error and ultimately awarded Black Knight $150,231,878 in damages. (See EX. A at 182; EX. B (order disposing modification motions).) The arbitrator also denied Black Knight's request for injunctive relief, including ownership of SSE under the MSA's derivative works provision. (EX. A at 89, 182.)

As to PennyMac's claims, the arbitrator found Black Knight engaged in anticompetitive conduct violating the Sherman Act. (Id. at 183.) He did not award any monetary damages, but he enjoined Black Knight from certain actions he deemed anticompetitive that are described in the part of the interim award ruling ICE is seeking to redact to prevent public disclosure. (Id.)

As to the attorneys' fees and costs and prejudgment interest amounts, the parties agreed not to seek fees and costs, and on January 12, 2024, the arbitrator issued the final award setting prejudgment interest at $6,958,795.45. A copy of the final award is attached as Exhibit C.

On February 1, ICE represented to PennyMac in writing it will not seek to vacate the award.

III.        Legal Discussion

A.	Award is Binding Under the MSA.

The parties agreed their claims were subject to "binding arbitration." (MSA § 18.3.) The MSA further required the arbitrator to render a "final judgment and award." (Id. § 18.3.4.) The arbitrator has done so, and the award is binding. See Capital Factors, Inc. v. Alba Rent-A-Car, Inc., 965 So.2d 1178, 1182 (Fla. 4th DCA 2007) ("[A] decision by arbitrators is as binding and conclusive . . . as the judgment of a court.") (quotation and citation omitted).

B.	Court Has Jurisdiction to Confirm.

The parties agreed "[a]rbitration will be conducted . . . in accordance with the rules of AAA . . . ." (MSA § 18.3.2.) The AAA Commercial Rules provide "[p]arties to an arbitration under these rules shall be deemed to have consented that judgment upon the arbitration award may be entered in any [] court having jurisdiction thereof." R-52(c), AAA Commercial Arbitration Rules (as revised October 1, 2013).

The Florida Arbitration Code, FLA. STAT. § 682.001, et seq. (FAC), governs here to the extent not in conflict with the Federal Arbitration Act (FAA). See, e.g., Shotts v. OP Winter Haven, Inc., 86 So. 3d 456, 463-64 (Fla. 2011). The FAC provides "[a]n agreement to arbitrate providing for arbitration in this state confers exclusive jurisdiction on the court to enter judgment on an award under this chapter." FLA. STAT. § 682.181(2). This Court has jurisdiction to confirm the award.

As to venue, a petition for relief "must be filed . . . in the court of the county in which [the arbitration] was held." Id. § 682.19. The hearing was held in Duval County, Florida.

C.	Confirmation Should be Ordered.

"[U]nder [FAC] section 682.13(1) and [Florida] case law the standard of judicial review of statutory arbitration awards is extremely limited." Schnurmacher Holding, Inc. v. Noriega, 542 So. 2d 1327, 1329 (Fla. 1989) (remanding with instruction to confirm arbitral award).

Courts "shall issue a confirming order unless the award is modified or corrected . . . or is vacated " FLA. STAT. § 682.12 (emphasis added); see also 9 U.S.C. § 9.

This motion is timely, as the FAC does not provide for a specific time within which to move to confirm an arbitral award, see FLA. STAT. § 682.12, and PennyMac is doing so well within the permissive 1-year FAA period. See 9 U.S.C. § 9.

ICE has stated in writing it will not seek to vacate the award.

Courts routinely confirm interim and final awards together. See, e.g., Calton & Assocs., Inc. v. Simmers, 2023 WL 204833, at *10 (M.D. Fla. Jan. 17, 2023) ("The Interim Arbitration Award and Final Award are confirmed."); Diamond Resorts U.S. Collection Dev., LLC v. Royce, 2019 WL 11638841, at *2 (M.D. Fla. Apr. 18, 2019) ("The Interim Award of Arbitrator dated November 16, 2016, as modified and finalized by the Final Award dated January 31, 2017 (Doc. 30-3) is CONFIRMED."); EIG Servs., Inc. v. One Call Med., Inc., 348 So. 3d 682 (Fla. 1st DCA 2022) (affirming trial court's confirmation of both interim and final award); Steele v. Bus. Acquisitions Brokerage, Inc., No. CL-01-12042-AA, 2004 WL 5738875 (Fla. 15th Jud. Cir., Aug. 10, 2004) (confirming interim and final awards together).

D.	Award Ruling Should be Made Public.

The parties agree the interim award references certain materials they designated as confidential under a protective order and aspects of it should be sealed pursuant to Florida Rule of Judicial Administration 2.420. These requests are addressed in PennyMac's separate motion.

For purposes of this motion, PennyMac asks only that, in confirming the award, the Court also recognize the injunctive relief awarded under the Sherman and Clayton Acts is public. No part of the awarded relief is covered by the agreed protective order. And, redacting the injunctive relief effectively invalidates the award because ICE customers impacted by the ruling, other than PennyMac, will not know about it.

While ICE may be unhappy with the ruling, given the impact of the relief awarded, it cannot be withheld. See, e.g., In re Google Play Store Antitr. Litig., 2021 WL 4305017, at *1 (N.D. Cal. Aug. 18, 2021) (violations of antitrust laws are "matters where the public interest is particularly strong"); Russell-Brown v. Univ. of Fla., Bd. of Trs., 2018 WL 914595, at *2 (N.D. Fla. Feb. 14, 2018) ("That public access to a case might affect a party's reputation is not enough. Many cases, indeed nearly all, may affect a party's or attorney's reputation. This is an unavoidable collateral consequence of litigation. A plaintiff knows at the outset that litigation may have this effect.") (citing Doe v. Public Citizen, 749 F.3d 246, 271 (4th Cir. 2014) ("When parties call on the courts, they must accept the openness that goes with subsidized dispute resolution by public (and publicly accountable) officials.")).

IV.        Conclusion

Based on the parties' agreement to arbitrate all claims addressed by the arbitrator, PennyMac asks the Court to confirm the interim award, as corrected and clarified by order dated January 3, 2024, and the final award, and enter a public final judgment consistent with the awards.

Respectfully Submitted,

AKERMAN LLP

/s/ William P. Heller
William P. Heller
Fla. Bar No. 0987263
Las Olas Centre II
350 East Las Olas Blvd., Suite 1600
Ft. Lauderdale, FL 33301
954-463-2700 phone
954-463-2224 fax
Primary E-mail: william.heller@akerman.com
Secondary E-mail: lorraine.corsaro@akerman.com

GIBSON, DUNN & CRUTCHER LLP

/s/ Thad A. Davis
Thad A. Davis (pro hac vice pending)
555 Mission Street, Suite 3000
San Francisco, CA 94105-0921
Telephone: 415.393.8200
Facsimile: 415.393.8306
Email: TDavis@gibsondunn.com

Attorneys for PennyMac Loan Services, LLC

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that on the 5th day of February, 2024, a true and correct copy of the foregoing was electronically filed with the e-portal filing system with a copy served via electronic mail upon all counsel of record.

/s/ Celia C. Falzone
Attorney

Exhibit A

EXHIBIT A

AMERICAN ARBITRATION ASSOCIATION

In the Arbitration Matter Between :

PENNYMAC LOAN SERVICES, LLC,

Claimant,

and		AAA Case No. 01-20-0005-0778

BLACK KNIGHT SERVICING TECHNOLOGIES, LLC, AND BLACK KNIGHT, INC.

Respondents.

/

INTERIM AWARD

I, THE UNDERSIGNED ARBITRATOR, having been designated in accordance with paragraph 18.3.1 of the Master Services Agreement ("MSA" or "Agreement") between Fidelity Information Services, Inc. (Respondents' predecessor) and PennyMac Loan Services, LLC, dated April 30, 2008, having been duly sown, and having heard the allegations and proofs of the parties, does hereby issue this INTERIM AWARD, as follows:

I.          THE PARTIES

PennyMac Loan Services, LLC ("Claimant" or "PennyMac") was founded in 2008 by former employees of Countrywide Home Loans. At its founding, which occurred during the financial crisis, PennyMac entered the residential mortgage loan servicing business, initially by acquiring and servicing distressed mortgage loans. Claimant eventually transitioned to a mortgage bank, buying closed loans and servicing them; it also became an originator of mortgage loans.

EXHIBIT A

PennyMac Loan Services, LLC v. Black Knight Technologies, Inc., et al.

Case No. 01-20-0005-0778

INTERIM AWARD

In making this Interim Award, the Arbitrator has very carefully considered the documentary evidence, testimony, the parties’ submissions and their arguments. Based on the foregoing and for the reasons given, the Tribunal decides and awards as follows:

EXHIBIT A

PennyMac Loan Services, LLC v. Black Knight Technologies, Inc., et al.

Case No. 01-20-0005-0778

1.            Black Knight’s claim that PennyMac breached the MSA with respect to Respondents’ Confidential Information (Count I) is hereby GRANTED, and Respondents’ claim that Claimant breached the MSA by misappropriating Black Knight’s trade secrets (Count I) is DENIED;

2.            Black Knight is awarded a total of $155,230,792 on its breach of contract claim, plus interest calculated thereon at the applicable Florida statutory rate for each year between November 1, 2019 and November 1, 2025;81

3.            The parties shall confer to see whether they can reach agreement on the amount of prejudgment interest to be added to the total contract damage amount and shall inform the Arbitrator of the result of their discussions no later than the same time the parties inform the Tribunal of the results of their discussion relating to attorney’s fees. If the parties are unable to agree on the appropriate number for prejudgment interest, they should submit on that date briefs of no more than three pages each (double-spaced, 12” margins, but not including any tables or charts) describing why their respective calculations are correct;

4.            Pursuant to paragraph 18.3.4 of the Master Services Agreement, Black Knight is awarded its reasonable attorney’s fees on its breach of contract claim;

81 The prejudgment interest shall not be calculated on the entire amount from November 1, 2019; instead it should be calculated on the damages for a given year (as calculated by Mr. Bratic) pursuant to the applicable Florida statutory interest rate for a given period and carried forward on the sum for that particular period’s damages and then added together (unless the parties agree otherwise or persuade the Arbitrator via briefing of a more legally appropriate manner in which to make the calculation).

EXHIBIT A

PennyMac Loan Services, LLC v. Black Knight Technologies, Inc., et al.

Case No. 01-20-0005-0778

5.            Black Knight’s claim that PennyMac has misappropriated its trade secrets under Florida’s Uniform Trade Secrets Act (Count II) is DENIED in its entirety;

6.            PennyMac’s claim for attorney’s fees under Florida’s Uniform Trade Secrets Act is DENIED;

7.            Black Knight’s claim for injunctive relief under Florida’s Uniform Trade Secrets Act (Count III) is DENIED AS MOOT based on the other rulings herein;

8.            Black Knight’s claim for declaratory relief (Count IV) is DENIED AS MOOT based on the Tribunal’s other rulings;

9.            PennyMac’s claim under Section 2 of the Sherman Act for monopolization (Count I) is hereby GRANTED;

10.          PennyMac’s claim for monetary damages under Section 2 of the Sherman Act is hereby DENIED;

11.          PennyMac’s claim for injunctive relief under the Sherman and Clayton Acts is hereby GRANTED, such that: [*****]

EXHIBIT A

PennyMac Loan Services, LLC v. Black Knight Technologies, Inc., et al.

Case No. 01-20-0005-0778

12.          PennyMac’s claim for attorney’s fees under the Sherman Act is GRANTED;

13.          PennyMac’s claim for attempted monopolization (Count II) is DENIED AS MOOT;

14.          PennyMac’s claim under Florida’s Deceptive and Unfair Trade Practices Act (Count III) is DENIED AS MOOT;

15.          PennyMac’s claim for violation of California’s Unfair Competition Law (Count IV) is DENIED AS MOOT;

16.          All other claims for relief not expressly allowed herein are DENIED;

17.          All other defenses not expressly addressed herein are DENIED; and

18.          The parties are hereby directed to the confer on the issue of attorney’s fees. The Tribunal has awarded each party attorney’s fees on certain of their claims. This raises at least two issues: (i) Can the attorney’s fees expended on the successful portion of the claims be parsed out from the non-successful portions; and (ii) assuming the answer to (i) is yes, would the attorney’s fees awarded to each side effectively cancel out the other side’s fees? Following such conferral, the parties are directed to file with the Arbitrator, no later than December 29, 2023, a submission which will inform the Tribunal whether the parties have reached agreement on these issues and the nature of such agreement; if the parties have not reached agreement, each party should brief the issue for the Arbitrator setting forth why their respective position is correct. The briefs should be limited to ten pages, double-spaced, with 1” margins.

EXHIBIT A

PennyMac Loan Services, LLC v. Black Knight Technologies, Inc., et al.

Case No. 01-20-0005-0778

ORDERED and ADJUDGED this 28th day of November, 2023.

/s/ David H. Lichter
David H. Lichter, Arbitrator

cc: counsel of record
Angela Romero Valedon, Esq.,
Vice-President, AAA

Exhibit B

EXHIBIT B

AMERICAN ARBITRATION ASSOCIATION

In the Matter of the Arbitration Between		Case No. 01-20-0005-0778

PENNYMAC LOAN SERVICES, LLC,

Claimant,

V.

BLACK KNIGHT SERVICING TECHNOLOGIES, LLC, et al.

Respondents.

/

DISPOSITION OF APPLICATIONS FOR

CORRECTION/CLARIFICATION OF INTERIM AWARD

I, THE UNDERSIGNED ARBITRATOR, having been designated in accordance with the arbitration agreement entered into between the above-named parties and dated April 30, 2008, and having been duly sworn, and having duly heard the proofs and allegations of the parties, and having previously rendered an Interim Award dated November 28, 2023, and Claimant PennyMac Loan Services, LLC ("Claimant"), having filed on December 6, 2023 an application to Correct and Clarify Interim Arbitration Award, and Respondents Black Knight Servicing Technologies, LLC, Black Knight Inc. ("Respondents"), having responded on December 18, 2023, and Respondents having filed on December 19, 2023 a Motion to Correct and Clarify Interim Arbitration Award (the "Motion") and Claimant having responded thereto on December 29, 2023, does hereby DECIDE as follows:

EXHIBIT B

PennyMac v. Black Knight Servicing Technologies, LLC, et al

Case No. 01-20-0005-0778

The Tribunal will GRANT PennyMac's Application to Correct and Clarify the Interim Award. The total amount to be awarded to Black Knight on its breach of contract damages claim is $150,231,878. The Interim Award correctly noted that the damages award was meant to cover a period of six years extending from November 1, 2019 to November 1, 2025. That Interim Award, however, contained an award number which inadvertently included two extra months, that is, November and December 2025. This inaccurately inflated the contract damages award by an additional $4,998,913.83, which is a computational error subject to correction under R-50 of AAA's Commercial Rules. As a result, the correct number is the original amount awarded ($155,230,792) minus the amounts inadvertently awarded for November and December 2025 ($4,998,913.83), which results in a corrected contract damages figure of $150,231.878.1

Respondents in their Motion ask the Tribunal to modify its Interim Award in several respects. Black Knight wants a change of damage methodologies both in the calculation of lost profits and prejudgment interest, using a new declaration by its expert Mr. Bratic, and deploying a new argument under the MSA. This is not allowed under Rule 50. The Bratic Declaration is new evidence which Claimant cannot counter at this juncture and is not permissible. Moreover, Respondents have now abandoned, at least in part, the discounted lost profits for which Black Knight previously advocated in their post-hearing and rebuttal briefs and elsewhere; it is far too late for Black Knight to reverse course. The MSA also does not apply here, because Fla. Stat. § 55.03 sets the methodology for computation of interest, unless there is a controlling contract. The MSA expired on October 31, 2019, and is not controlling. It also provides an inapplicable interest calculation methodology based upon items which formed no part of the Tribunal's award. The Arbitrator therefore declines to correct or clarify the Interim Award in the manner Black Knight requests.

1 This number does not include the amount to be awarded as prejudgment interest or the period for which such interest is to be awarded, which figure and dates will be included in the Final Award.

2

EXHIBIT B

PennyMac v. Black Knight Servicing Technologies, LLC, et al

Case No. 01-20-0005-0778

In all other respects the Interim Award dated November 28, 2023, is reaffirmed and remains in full force and effect.

SO ORDERED this 3rd day of January, 2024.

/s/ David H. Lichter
David H. Lichter, Arbitrator

Cc:	Counsel of Record
Angela Romero Valedon, Vice President, AAA

3

Exhibit C

EXHIBIT C

AMERICAN ARBITRATION ASSOCIATION

In the Matter of the Arbitration Between		Case No. 01-20-0005-0778

PENNYMAC LOAN SERVICES, LLC,

Claimant,

V.

BLACK KNIGHT SERVICING TECHNOLOGIES, LLC, et al.

Respondents.

/

FINAL AWARD

I, THE UNDERSIGNED ARBITRATOR, having been designated in accordance with the arbitration agreement entered into between the above-named parties (or their predecessors) and dated April 30, 2008, and having been duly sworn, and having duly heard the proofs and allegations of the Parties, and having issued an Interim Award on November 28, 2023 and a Disposition on Application for Correction/Clarification of Interim Award dated January 3, 2024, hereby AWARDS as follows:

1.            The Interim Award dated November 28, 2023 as corrected by the Disposition on Application for Correction/Clarification of Interim Award dated January 3, 2024, is hereby incorporated into this Final Award.

EXHIBIT C

PennyMac v. Black Knight Servicing Technologies, LLC, et al

Case No. 01-20-0005-0778

2.            Black Knight is entitled to prejudgment interest on the award of contract damages. See Argonaut Ins. Co. v. May Plumbing Co., 474 So.2d 212, 214- 15 (Fla. 1985). This interest is calculated for the period running from October 31, 2019 through November 29, 2023, as prejudgment interest runs from "the date of the loss" through the date of the judgment, in this case, the Interim Award. Id. PennyMac has appropriately calculated the amount of that interest in accordance with Fla. Stat. § 55.03, for a total of $6,958,795.45.

3.            Respondents are entitled to post-judgment interest on the Interim Award in accordance with Fla. Stat. § 55.03. That is, from the date after the Interim Award, November 30, 2023, as corrected by the Disposition on Application for Correction/Clarification of Interim Award dated January 3, 2024, through December 31, 2023, Black Knight is entitled to interest in the amount of 8.54% on the amount of the Interim Award ($150,231,878.00), representing a daily rate of .0233973%, and beginning January 1, 2024, interest in the amount of 9.09%, representing a daily rate of .0248361%, all as set forth by the Florida Department of Financial Services. See www.myfloridacfo.com.

4.            The administrative fees and expenses of the American Arbitration Association totaling $147,225.00 shall be borne as incurred, and the compensation and expenses of the arbitrator totaling $444,030.36 shall be borne equally by the Claimant and Respondents. Therefore, Respondents shall reimburse the sum of $0.10, representing that portion of said fees and expenses in excess of the apportioned costs previously incurred by Claimant.

5.            The above sums are to be paid on or before sixty (60) days from the date of this Award.

2

EXHIBIT C

PennyMac v. Black Knight Servicing Technologies, LLC, et al

Case No. 01-20-0005-0778

6.            This Award is in full settlement of all claims and counterclaims submitted to this Arbitration. All claims and defenses not expressly granted herein are hereby denied.

January 12, 2024	/s/ David H. Lichter
David H. Lichter, Arbitrator

3